Merger with Navig8 Product Tankers Inc	12 Months Ended
Dec. 31, 2017
Business Combinations1 [Abstract]
Merger with Navig8 Product Tankers Inc
Merger with Navig8 Product Tankers Inc
Background
In May 2017, we entered into definitive agreements to acquire NPTI, including its fleet of 12 LR1 and 15 LR2 product tankers. The rationale for the Merger was that both companies operate complementary fleets of modern, fuel efficient product tankers, and the combination of both companies provided an opportunity to materially increase our size and scale so that we are better positioned to benefit from a cyclical recovery, without ordering new vessels and adding to the total supply of product tankers globally.
The key events, consideration and corresponding timeline of the Merger were as follows:

•
On May 30, 2017, we issued 50 million shares of common stock in an underwritten public offering at an offering price of $4.00 per share for net proceeds of approximately $188.7 million, after deducting underwriters' discounts and offering expenses. The completion of this offering was a condition to closing the Merger.

•
On June 14, 2017, we acquired part of NPTI’s business with the acquisition of four LR1 product tankers (the “NPTI Vessel Acquisition”) through the acquisition of entities holding those vessels and related debt for an acquisition price of $42.2 million in cash.

•
On September 1, 2017, at the September Closing, all conditions precedent were lifted and we acquired NPTI's remaining business including eight LR1 and 15 LR2 tankers. Pursuant to the Merger Agreement, one share in NPTI gave the right to receive 1.176 of our shares, and we issued a total of 54,999,990 common shares to NPTI's shareholders as Merger consideration. Insignificant transaction costs were incurred as part of this issuance.

•	We assumed NPTI's aggregate outstanding indebtedness of $907.4 million upon the closing of these transactions.
Accounting for the Merger
With the closing of these transactions, we took control of NPTI’s business. The factors that were considered in determining that we should be treated as the accounting acquirer in the Merger were the relative voting rights in the combined company, the composition of the board of directors in the combined company, the relative sizes of the Company and NPTI, and the composition of senior management of the combined company.
Our original intentions were to acquire NPTI and its entire fleet of 27 vessels. We agreed to acquire the NPTI Acquisition Vessels prior to the closing of the Merger in order to provide NPTI with additional liquidity through the closing date of the Merger. The NPTI Vessel Acquisition was negotiated on non-recourse terms that did not allow for this transaction to be rescinded or repriced in the event that the Merger did not close (if, for example, either party exercised their termination rights, as defined in the Merger Agreement, prior to the September Closing). In addition, we gained control of the four entities on June 14, 2017 and were not restricted in the use of these underlying vessels. Accordingly, we have assessed that this first transaction was a separate transaction from an accounting perspective.
As part of this assessment, we determined that the NPTI Vessel Acquisition met the criteria as a business combination under IFRS 3 given the acquisition of the underlying inputs, processes and outputs that accompanied these vessels. The key determinant in this assessment was the acquisition of the processes underlying the entities acquired as we assumed the rights and obligations under the commercial and technical management contracts for these entities. The processes underlying these agreements are summarized as follows:
Commercial management - The NPTI Acquisition Vessels operated under the commercial management of the Navig8 Group (a related party affiliate to NPTI) both prior to and subsequent to closing. This included, but was not limited to, entering into voyage arrangements with the Navig8 Group's existing customers, determining the locations where the vessels traded and the types of cargos that the vessels transported.
Technical management - In addition, the technical management contracts were also maintained subsequent to closing. The processes underlying these contracts included crewing, which includes but is not limited to ensuring that the vessel is appropriately staffed with qualified personnel, payment of crew wages and arrangement of crew travel, repairs and maintenance of the vessel procurement of supplies and spare parts, safety, quality and environmental compliance services, insurance, and meeting third party quality assurance compliance (including oil major vetting).
The assumption of these processes was the distinguishing factor between the accounting for this transaction as a separate business combination, rather than as an asset acquisition. Moreover, the fact pattern was the same for the entities acquired at the September Closing as we acquired the inputs, processes and outputs underlying those entities as well.
Accordingly, the NPTI Vessel Acquisition that closed in June 2017 and the September Closing were accounted for as two separate business combinations.
The following represents the preliminary purchase price allocation for both the NPTI Vessel Acquisition and the September Closing. The consideration transferred for the September Closing has been measured at fair value, with the fair value of the common shares issued in September 2017 based on the average of the high and low price of such shares on the date of acquisition.

In thousands of U.S. Dollars	NPTI Vessel Acquisition	September Closing
Cash and cash equivalents	$6,180	$15,149
Restricted cash	—	13,641
Trade receivables	3,330	16,323
Prepaid expenses and other assets	2,932	19,940
Inventories	299	1,415
Restricted cash - non-current	4,000	6,380
Vessels, net	158,500	972,750
Accounts payable and accrued expenses	(13,720)	(2,966)
Debt (current and non-current)	(113,856)	(793,519)
Redeemable Preferred Shares	—	(39,495)
Net assets acquired and liabilities assumed	47,665	209,618
Total purchase price consideration	42,248	221,100
Provisional (bargain purchase) / goodwill	$(5,417)	$11,482

The provisional bargain purchase relating to the NPTI Vessel Acquisition arose primarily as a result of increases in the market prices of secondhand LR1 vessels between the date that the negotiations took place and the closing date of the NPTI Vessel Acquisition, in addition to our bargaining power during the negotiations given NPTI's immediate need for additional liquidity.
The provisional goodwill from the September Closing is attributable to benefits that we expect to realize as a result of the increased size and scale of the combined company and the anticipated benefits that we expect to achieve given this enhanced market position.
There were no contingent liabilities assumed as part of the Merger.
Trade receivables
Trade receivables primarily represent hire receivables due from the Navig8 Pools, which are owned and operated by the Navig8 Group. The carrying value of trade receivables acquired has been assessed as their fair value as, at the acquisition date, there was no indication that these amounts will not be collectible.
Vessels, Net
Vessels have been provisionally valued at fair value after taking into consideration the average of two leading, independent and internationally recognized ship brokers. The brokers assess fair value based on each vessel's age, the shipyard where it was built, its deadweight capacity, and other factors that may influence the selling price between a willing buyer and seller. We consider these valuations to be level 2 fair value measurements. As of December 31, 2017 we considered these values as provisional on the basis that we are still evaluating the quality and performance characteristics of the vessels acquired.
Debt (current and non-current)
NPTI’s long-term debt consists of secured borrowings and obligations due under finance leases.
Secured debt - The fair value of NPTI's secured debt was measured using the income approach under IFRS 13, Fair Value Measurement, which takes into account the future cash flows that a market participant would expect to receive from holding the liability as an asset. In making this assessment, we estimated each facility's rate of return based on the margin for each facility in addition to the interest rate swap forward curve as published by a third party on the date of acquisition. This rate of return was used to assess whether, in conjunction with other terms of these arrangements (such as the leverage ratio), the economics of each arrangement were consistent with the economics that can be attained in the market by reference to recently executed transactions under similar terms and conditions. Fair value adjustments were made to those arrangements where differences were identified. We consider these valuations to be "Level 2 fair value measurements".
Obligations due under sale and leaseback financing facilities - The fair value of NPTI’s sale and leaseback financing arrangements was measured using the income approach under IFRS 13, Fair Value Measurement, which takes into account the future cash flows that a market participant would expect to receive from holding the liability as an asset. In making this assessment, the Company estimated each facility's variable interest component based on the interest rate swap forward curve as published by a third party on the date of acquisition. A rate of return was estimated based on these inputs and a terminal value based on either the purchase obligation or the final purchase option (wherever applicable). This rate of return was used to assess whether, in conjunction with other terms of these arrangements (such as the leverage ratio or the existence of a purchase obligation), the economics of each arrangement were consistent with the economics that can be attained in the market by reference to recently executed sale and leaseback arrangements that were entered into under similar terms and conditions. Fair value adjustments were made to those arrangements where differences were identified. We consider these valuations to be Level 2 fair value measurements.
Redeemable Preferred Shares and Other non-current liabilities— As of the date of the September Closing, NPTI had 3 million Series A Redeemable Preferred Shares outstanding. These shares were issued by NPTI in 2016 for gross proceeds of $30 million. According to the terms of the Redeemable Preferred Shares, upon a change of control, NPTI was required to redeem all of the Redeemable Preferred Shares at a redemption price equal to the sum of $10.00 per share plus any accrued and unpaid dividends, multiplied by a redemption premium of 1.20. The fair value of the redemption shares was determined to be $6.6 million as of the date of closing. Accordingly, the fair value of the aggregate liability was determined to be $39.5 million which reflects the redemption price of $30.0 million, accrued and unpaid dividends of $2.9 million and the redemption premium of $6.6 million. This liability was repaid upon the September Closing.
During the year ended December 31, 2017, the Company recorded $45.3 million in revenue and a net loss of $18.7 million attributable to the operations of NPTI that were acquired, which excludes the impact of general and administrative expenses as these are generally not allocated to our operating segments.
Unaudited Pro Forma Results
If the Merger had occurred on January 1, 2017, unaudited consolidated pro-forma revenue and net loss for the year ended December 31, 2017 would have been $594.5 million and $193.4 million, respectively. These amounts have been calculated using NPTI's results for the year ended December 31, 2017 and adjusting for the following:
Revenue — NPTI was party to a Pool Management Revenue Share Rights agreement with each of the pools that its vessels operated in. This agreement enabled NPTI to receive a 30% share of the net revenues derived from the commercial management of the pools in exchange for 336,963 shares of NPTI common stock. This agreement was cancelled on the date of execution of the Merger Agreement of May 23, 2017 and the shares were returned to NPTI and cancelled. Accordingly, amounts earned under this agreement of $0.1 million during the year ended December 31, 2017 were eliminated on a pro forma basis.
Depreciation — Depreciation expense has been adjusted to reflect:

•	the change in depreciation that would have occurred assuming the fair value adjustments to Vessels had applied beginning on January 1, 2017.

•
the Company's accounting policy for the depreciation of vessels and drydock whereby (i) depreciation is calculated on a straight-line basis to the estimated residual value over the anticipated useful life of the vessel from the date of delivery and (ii) for an acquired or newly built vessel, a notional drydock component is allocated from the vessel’s cost and depreciated on a straight-line basis to the next estimated drydock.

Financial expenses - Financial expenses have been adjusted to reflect:

•	Deferred financing fee amortization — unamortized deferred charges relating to NPTI’s secured debt were eliminated and reflected in the fair value assessment of the debt.

•
Interest expense - the preliminary purchase price allocates the estimated fair value of NPTI’s secured debt and obligations due under sale leaseback facilities. Accordingly, we adjusted interest expense on a pro forma basis to reflect the amortization of these fair value adjustments for the year ended December 31, 2017.

Transaction Costs
We incurred $36.1 million of transactions costs relating to the Merger, which were expensed during the year ended December 31, 2017. These costs include $16.1 million of advisory and other professional fees, $17.7 million of costs related to the early termination of NPTI’s existing service agreements and $2.3 million of other costs, which include fees incurred for a back-stop credit facility that was put in place in the event that certain of NPTI's lenders did not consent to the Merger. This facility was cancelled upon the receipt of such consents.
We settled $6.0 million of the fees incurred to terminate NPTI's existing service agreements through the issuance of warrants to the NPTI pool manager, exercisable into 1.5 million of our common shares at an exercise price of $0.01 per share, upon the delivery of the vessels acquired from NPTI to the Scorpio Group Pools. These fees relate to the termination of the applicable pooling arrangements with NPTI, and we issued two warrants to the Navig8 pool manager as consideration for the termination.  The first warrant was issued in June 2017 as part of the NPTI Vessel Acquisition, and was exercisable on a pro-rata basis for an aggregate of 222,224 of our common shares. The second warrant was issued on similar terms to the first warrant on September 1, 2017 and was exercisable on a pro-rata basis for an aggregate of 1,277,776 of our common shares at an exercise price of $0.01 per share upon the delivery of each of the 23 remaining vessels to the Scorpio Group Pools.  These warrants were accounted for on the date of issuance and valued based on the average of the high and low price of our common shares on such dates. All of the warrants had been exercised as of December 31, 2017.